SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


                                                               December 13, 2000
Date of Report (Date of earliest event reported) ...............................



                              NDC Automation, Inc.
 ................................................................................
             (Exact name of registrant as specified in its charter)



Delaware                            0-18253                      56-1460497
 ................................................................................
(State or other                  (Commission                  (I.R.S. Employer
 jurisdiction                    File Number)                Identification No)
 of incorporation)



3101 Latrobe Drive                 Charlotte NC                        28211
 ................................................................................
    (Address of principal executive offices)                        (Zip Code)



                                                             (704) 362-1115
Registrant's telephone number, including area code .............................


 ................................................................................
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.
         --------------------------------

                  None.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

                  None.

Item 3.  Bankruptcy or Receivership.
         --------------------------

                  None.

Item 4.  Changes in the Registrant's Certifying Accountant.
         -------------------------------------------------

                  None.

Item 5.  Other Events.
         ------------

                  Exhibit 10.1: press release announcing sale of Building
                  Exhibit 10.2: Copy of Agreement for Purchase and Sale of
                                real Property

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

                  None

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

                  None

Item 8.  Change in Fiscal Year.
         ---------------------

                  None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NDC AUTOMATION, INC.



Date:  December 13, 2000                    By: /s/ Claude Imbleau
                                                --------------------------------
                                                Claude Imbleau
                                                Chief Operating Officer